Exhibit 1.1

FORM OF HSBC FINANCE CORPORATION
UNDERWRITING AGREEMENT

[Names of Underwriters]

[Name of Representative]
[Address]

                            ,

Dear Sirs:

HSBC Finance Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters”) the securities specified in Schedule II hereto (the “Securities”).  HSBC Securities (USA) Inc. is acting as representative of the Underwriters (the “Representative”).  The obligations of the Underwriters under this Agreement shall be several and not joint.

The terms and rights of the Securities shall be as specified in Schedule II and in or pursuant to the indenture, as it may be supplemented from time to time, identified in such Schedule (the “Indenture”) [and in the Warrant Agreement with respect to such securities (the “Warrant Agreement”)].

1.                                       The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)                                  An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333-              ) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission, is hereinafter called the “Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding all Forms T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such registration statement or any part thereof became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any reference to the “Prospectus as amended or supplemented” shall be deemed to refer to and include the Prospectus as amended or supplemented  in relation to the Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing;

(b)                                 No order preventing or suspending the use of any Preliminary Prospectus or any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities (an “Issuer Free Writing Prospectus”) has been issued by the Commission, and each Preliminary Prospectus and Issuer Free Writing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(c)                                  For the purposes of this Agreement, the “Applicable Time” is [      :      ] (Eastern time) on the date of this Agreement; the Pricing Prospectus, [together with the statements under the caption “Description of the Notes” in any Preliminary Prospectus] and each Issuer Free Writing Prospectus attached as Schedule III hereto (if any) (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and each Issuer Free Writing Prospectus (if any) does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(d)                                 The documents incorporated by reference in the Pricing Prospectus and the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(e)                                  The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereof (including the filing of any annual report on Form 10-K), at the time it became effective, did not contain an untrue statement of the material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as of the date hereof does not and as of the Time of Delivery (as hereinafter defined) will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(f)                                    The financial statements included or incorporated by reference in the Registration Statement present fairly the financial position of the Company and subsidiaries as of the dates indicated and the results of their respective operations for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved;

(g)                                 Since the date of the latest audited financial statements in the Pricing Prospectus there has not been any material change in the capital stock or long-term debt of the Company (except for changes resulting from the purchase by the Company of its outstanding securities for sinking fund purposes) or any material adverse change in the general affairs or management or the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus;

(h)                                 The Company and its significant subsidiaries within the meaning of Rule 1-02 of Regulation S-X under the Act (the “significant subsidiaries”) are validly organized and existing corporations under the laws of their respective jurisdictions of incorporation; and the Company and its significant subsidiaries are duly authorized under statutes which regulate the business of insurance or banking or the business of making loans or of financing the sale of goods (commonly called “small loan laws,” “consumer finance laws,” or “sales finance laws”), or are permitted under the general interest statutes and related laws and court decisions, to conduct in the various jurisdictions in which they do business the respective businesses therein conducted by them as described in the Prospectus, except where failure to be so authorized or permitted will not have a material adverse effect on the business or consolidated financial condition of the Company and its subsidiaries taken as a whole;

(i)                                     There are no legal or governmental proceedings pending, other than those referred to in the Pricing Prospectus, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(j)                                     The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and the Indenture will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture [and the Warrant Agreement]; the Indenture has been duly authorized, executed and delivered by the Company and the Trustee thereunder, and constitutes, [and the Warrant Agreement when executed and delivered by the Company will constitute] valid and legally binding instruments enforceable in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and the Indenture conforms to the description thereof in the Base Prospectus, and the Securities [and the Warrant Agreement] will conform to the descriptions thereof in the Prospectus as amended or supplemented;

(k)                                  The issue and sale of the Securities and compliance by the Company with all of the provisions of the Securities, the Indenture, [the Warrant Agreement,] and this Agreement, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation applicable to the Company or any of its subsidiaries of any court of any Federal, State or other regulatory authority or other governmental body having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated in this Agreement, except the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and

(l)                                     KPMG LLP, who have certified certain financial statements of the Company included or incorporated by reference in the Registration Statement, are an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder.

(m)                               (i)(A)                   At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.

2.                                       Subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth on Schedule II, the principal amount [or number] of Securities set forth opposite the name of such Underwriter on Schedule I hereto.

3.                                       Upon the execution of this Agreement and authorization by the Representative of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus and any amendment or supplement thereto relating to the Securities.

4.                                       The Securities to be purchased by each Underwriter hereunder, in book-entry form, and in such authorized denominations and registered in the name of the nominee of The Depository Trust Company, shall be delivered by or on behalf of the Company through the facilities of The Depository Trust Company to the Representative for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same-day funds to the Company all at the place and time and date specified in Schedule II or at such other place and time and date as the Representative and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for the Securities.

5.                                       The Company agrees with each of the Underwriters:

(a)                                  To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the time specified by such Rule; to make no further amendment or any supplement to the Registration Statement, the Base Prospectus or the Prospectus after the date hereof and prior to the Time of Delivery which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative promptly of any such amendment or supplement after such Time of Delivery and furnish the Representative with copies thereof and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities (or in lieu thereof the notice referenced in Rule 173(a) under the Act), and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective, or any supplement to the Prospectus or any amended Prospectus has been filed or transmitted for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(b)                                 The Company has prepared an Issuer Free Writing Prospectus in accordance with this Section in the form of a term sheet (attached as Schedule III hereto) with respect to the Securities (a “Term Sheet”) and will file such Term Sheet with the Commission pursuant to Rule 433 under the Act not later than the time specified by such Rule.  Before using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, the Company will furnish the Representative a copy of the proposed Issuer Free Writing Prospectus for review and will not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus to which the Representative objects in its  reasonable judgment.

(c)                                  Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(d)                                 To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representative may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representative and upon its request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(e)                                  As soon as practicable but in any event not later than 16 months after the date hereof, the Company will make generally available to its securityholders an earnings statement that will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder covering a period of at least 12 months beginning after the date hereof.

(f)                                    During the period beginning from the date hereof and continuing to and including the later of (i) the termination of trading restrictions on the Securities, as notified to the Company by the Representative and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company (except for Securities issued upon exercise of warrants) which mature more than nine months after such Time of Delivery and which are substantially similar to such Securities, without the prior written consent of the Representative, provided, however, that in no event shall the foregoing period extend more than fifteen calendar days from the date hereof.

(g)                                 The Company will, pursuant to reasonable procedures developed in good faith, retain for a period of not less than three years copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act and maintain records regarding the timing of the delivery of all such information.

(h)                                 For so long as any of the Securities remain unsold by the Underwriters, the Company will use its best efforts to comply with the disclosure requirements under the Act and Exchange Act relating to its status as a “well-known seasoned issuer”, as defined in Rule 405 of the Act, which efforts will include the filing of all reports and materials set forth in section 1(i) of the definition of “ineligible issuer” as defined in Rule 405 of the Act.

(i)                                     The Company will pay any required filing fees relating to the Securities by the times required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(j)                                     (i) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the automatic shelf registration statement relating to the Securities, any of the Securities remain unsold by the Underwriters, the Company will, at its option and prior to the Renewal Deadline, if it has not already done so, (A) file a new automatic shelf registration statement relating to the Securities, if it is eligible to do so, in a form satisfactory to the Representative or (B) file a new shelf registration statement relating to the Securities, in a form satisfactory to the Representative; provided, however, that if the Company is eligible to file a new automatic shelf registration statement and elects to file a shelf registration statement pursuant to this clause (B), the Company will file such shelf registration statement no later than 75 calendar days prior to the Renewal Deadline and will use its best efforts to cause such registration statement to be declared effective on or before the Renewal Deadline.  The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities.  References herein to the registration statement relating to the Securities shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be..

(ii) If at any time when Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (A) promptly notify the Representative, (B) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Representative, (C) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (D) promptly notify the Representative of such effectiveness.  The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible.  References herein to the registration statement relating to the Securities shall include such new registration statement or post-effective amendment, as the case may be.

(k)                                  The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurs, or any event occurred prior to such issuance, as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document that will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein.

6.                                       The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:  (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing this Agreement, the Indenture and supplements thereto, [any Warrant Agreement and amendments thereto], and any Blue Sky Survey and Legal Investment Memorandum; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey and Legal Investment Memorandum; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the fees and disbursements of counsel for the Underwriters in connection therewith; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee, [the fees and expenses of any warrant agent], and the fees and disbursements of counsel for any Trustee [or any warrant agent] in connection with the Indenture, [Warrant Agreement] and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7.                                       The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                  No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representative’s reasonable satisfaction;

(b)                                 Counsel for the Underwriters shall have furnished to the Representative such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, [the Warrant Agreement], the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                                  Counsel for the Company shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i)                                     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

(ii)                                  The significant subsidiaries of the Company are validly organized and existing corporations under the laws of their respective jurisdictions of incorporation;

(iii)                               The Company and its significant subsidiaries are duly authorized under statutes which regulate the business of insurance or banking or the business of making loans or of financing the sale of goods (commonly called “small loan laws,” “consumer finance laws,” or “sales finance laws”), or are permitted under the general interest statutes and related laws and court decisions, to conduct in the various jurisdictions in which they do business the respective businesses therein conducted by them as described in the Prospectus, except where failure to be so permitted or failure to be so authorized will not have a material adverse effect on the business or consolidated financial condition of the Company and its subsidiaries taken as a whole;

(iv)                              The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the outstanding shares of its common stock have been duly and validly authorized and issued, are fully paid and nonassessable and are indirectly owned by the Company’s ultimate parent, HSBC Holdings plc;

(v)                                 To the best of such counsel’s knowledge, there are no legal or governmental proceedings pending, other than those referred to or incorporated in the Pricing Prospectus, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which individually or in the aggregate is material, and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(vi)                              This Agreement has been duly authorized, executed and delivered by the Company;

(vii)                           The Indenture [and the Warrant Agreement] have been duly authorized, executed and delivered by the Company, and constitute valid and legally binding instruments of the Company enforceable in accordance with their respective terms except as enforcement of the provisions thereof may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity; the Indenture has been duly qualified under the Trust Indenture Act; and all taxes and fees required to be paid with respect to the execution of the Indenture [and the Warrant Agreement] and the issuance of the Securities have been paid;

(viii)                        The Securities have been duly authorized and executed and, when the Securities have been duly authenticated, issued and delivered against payment of the agreed consideration therefor, the Securities will constitute valid and legally binding obligations of the Company and, with like exception as noted in subdivision (vii) above, will be entitled to the benefits provided by the Indenture [and the Warrant Agreement]; and the Securities, the Indenture [and the Warrant Agreement] conform to the descriptions thereof in the Prospectus as amended or supplemented;

(ix)                                The issue and sale of the Securities, and the compliance of the Company with all of the provisions of the Securities, the Indenture, [the Warrant Agreement] and this Agreement, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument, known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of the Company or any of its subsidiaries or, to the best of such counsel’s knowledge, any statute or any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any Federal, State or other regulatory authority or other governmental body having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated in this Agreement, except the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the public offering of the Securities by the Underwriters;

(x)                                   The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of documents which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

(xi)                                The Registration Statement has become and is now effective under the Act and, to the best of such counsel’s knowledge, no proceedings for a stop order in respect of the Registration Statement are pending or threatened under Section 8(d) or 8(e) of the Act; and

(xii)                             The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that (A) the Registration Statement or any amendment thereof (including the filing of any annual report on Form 10-K) at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the Pricing Disclosure Package as of the Applicable Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (C) that the Prospectus as amended or supplemented at the time it was filed or transmitted for filing pursuant to Rule 424 under the Act contained or as amended or supplemented at the Time of Delivery contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts or exhibits required to be filed with the Registration Statement which are not so filed;

(d)                                 At the Time of Delivery, KPMG LLP, an independent registered public accounting firm, shall have furnished to the Representative a letter, dated the Time of Delivery, in form and substance satisfactory to the Representative, to the effect set forth in the form of such letter furnished to counsel for the Underwriters by said firm prior to the date of this Agreement, and as to such other matters as the Representative may reasonably request;

(e)                                  (i) The Company and its subsidiaries taken as a whole, shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change in the general affairs or management, or the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which in any such case described in clause (i) or (ii) is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

(f)                                    Subsequent to the Applicable Time, no downgrading shall have occurred in the rating accorded the Company’s senior debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g) of the Ac nor shall there have been a public announcement by any “nationally recognized statistical rating organization” that it has under surveillance for a possible downgrade or review its rating for a possible downgrade of the Company’s senior debt securities, or the withdrawal by any “nationally recognized statistical rating organization” of its rating of the Company’s senior debt securities;

(g)                                 Subsequent to the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) a material disruption in the securities settlement or clearance system services in the United States; or (iv) the outbreak or material escalation of hostilities or the declaration by the United States of a national emergency or war, or any other calamity or crisis, if, in the case of clause (iii) or (iv) above, the effect of any such event specified in clause (iii) or (iv) in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

(h)                                 The Company shall have furnished or caused to be furnished to the Representative at the Time of Delivery certificates of officers of the Company satisfactory to the Representative as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery (provided that, each representation and warranty which refers to the Prospectus in Section 1 hereof shall be in relation to the Prospectus as amended or supplemented relating to the Securities), as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representative may reasonably request; and

(i)                                     The Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of a Free Writing Prospectus, to the extent required by Rule 433 under the Act).

8.                                       (a)  The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus any Preliminary Prospectus, the Pricing Prospectus, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim, as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus as amended or supplemented or any Issuer Free Writing Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein.

(b)                                 Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus as amended or supplemented or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus any Preliminary Prospectus, the Pricing Prospectus, the Prospectus as amended or supplemented or any Issuer Free Writing Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim, as such expenses are incurred.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d)                                 If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the

Company on the one hand and the Underwriters on the other from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or action in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                                  The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9.                                       (a)  If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the Representative may in its discretion arrange for itself or another party or other parties to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Securities on such terms.  In the event that, within the respective prescribed period, the Representative notify the Company that it has so arranged for the purchase of such Securities, or the Company notifies the Representative that it has so arranged for the purchase of such Securities, the Representative or the Company shall have the right to postpone the Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representative may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate amount of the Securities to be purchased at the Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount) of Securities which such Underwriter agreed to purchase hereunder of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate amount of Securities which remain unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities to be purchased at the Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require nondefaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.                                 The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities .

11.                                 If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Securities except as provided in Section 6 and Section 8 hereof; but, if for any other reason Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representative for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter with respect to the Securities except as provided in Section 6 and Section 8 hereof.

12.                                 In all dealings hereunder, the Representative of the Underwriters shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representative.

All statements, requests, notices and agreements hereunder shall be in writing and if to the Underwriters shall be sufficient in all respects, if delivered or sent by registered mail to the address of the Representative as set forth in Schedule II; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter.

13.                                 This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.                                 The Company represents and agrees that, unless it obtains the prior consent of the Representative and each Underwriter severally represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,”  as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.  The Company consents to the use by any Underwriter of a free writing prospectus that (i) is not an “issuer free writing prospectus” as defined in Rule 433, and (ii)(A)  contains only (1) information describing the preliminary terms of the Securities or their offering or (2) information that describes the final terms of the Securities or their offering and that is included in the Term Sheet contemplated in Section 5(b) or (B) consists of any Bloomberg or other electronic communications providing certain ratings of the Securities or relating to marketing, administrative or procedural matters in connection with the offering of the Securities.

15.                                 The Company acknowledges and agrees that: (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (b) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor or fiduciary of the Company, or its affiliates, stockholders, creditors or employees; (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose any of such interests by virtue of any advisory or fiduciary relationship; and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

16.                                 Each Underwriter, on behalf of itself and each of its affiliates that participates in the initial distribution of the Securities, severally represents and agrees that:

(a)                                  (i)                                     it and each affiliate has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company;

(ii)                                  it and each such affiliate has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom;

(iii)                               it and each such affiliate will not offer or sell any Securities directly or indirectly in Japan or to, or for the benefit of any Japanese person (as hereinafter defined) or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person except pursuant to an exemption from the registration requirements of, and otherwise in compliance with Securities and

Exchange Law of Japan and any other applicable laws and regulations of Japan.  For purposes of this subparagraph (iii), “Japanese person” shall mean any person resident in Japan, including any corporation or other entity organized under the laws of Japan; and

(iv)                              the Securities are being issued and sold outside the Republic of France and that, in connection with their initial distribution, it and each such affiliate has not offered or sold and will not offer or sell, directly or indirectly, any Securities to the public in the Republic of France, and that it has not distributed and will not distribute or cause to be distributed to the public in the Republic of France the Prospectus Supplement, the Prospectus or any other offering material relating to the Securities and that such offers, sales and distributions have been and shall be made in France only to (i) qualified investors (investisseurs qualfies) and/or (ii) a restricted group of investors (cercle restreint d’investisseurs), all as defined in Article 6 of ordonnance no. 67-833 dated 28th September, 1967 (as amended) and decret no. 98-880 dated 1st October, 1998;

(b)                                 it and each such affiliate has not offered, sold or delivered and it and each such affiliate will not offer, sell or deliver, directly or indirectly, any of the Securities or distribute the Prospectus as amended or supplemented or any other offering material relating to the Securities, in or from any jurisdiction except under circumstances that will, to the best if it or each such affiliate’s knowledge and belief, result in compliance with the applicable laws and regulations thereof and which will not impose any obligations on the Company except as contained in this Agreement; and

(c)                                  it and each such affiliate (i) has anti-money laundering policies and procedures in place in accordance with the requirements imposed by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the “USA Patriot Act”), and any rules and regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of the Treasury, in each case to the extent applicable to them; and (ii) has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011, to the extent applicable to them.

17.                                 The Company confirms that it has made or is causing to be made on its behalf an application for the Securities to be listed on the New York Stock Exchange (the “Exchange”).  The Company will endeavor promptly to obtain such listing and for such purpose the Company agrees to deliver to the Exchange copies of the Prospectus Supplement and Prospectus relating to the Securities and such other documents, information and undertakings as may be required for the purpose of obtaining and maintaining such listing.  The Company shall use its best efforts to maintain the listing of the Securities on the Exchange for so long as any Securities are outstanding, unless otherwise agreed to by the Representative.

18.                                 Time shall be of the essence of this Agreement.

19.                                 This Agreement shall be construed in accordance with the laws of the State of Illinois.

20.                                 This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

* * *

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof.

Very truly yours,

HSBC FINANCE CORPORATION

By:
Name:
Title:

Accepted as of the date hereof:

[Names of Underwriters/Representative]

By:
Name:
Title:

SCHEDULE I

PRINCIPAL AMOUNT / NUMBER OF SECURITIES TO BE PURCHASED

UNDERWRITER

[Name(s) of Representative(s)]	$
[Name of other Underwriters]

Total	$

SCHEDULE II
DEBT SECURITIES

Title of Debt Securities:

[      %] [Floating Rate] [Zero Coupon] Notes due

Aggregate principal amount:

$

Price to Public:

      % of the principal amount of the Debt Securities, plus accrued interest from                      to the Time of Delivery [and accrued amortization, if any, from                      to the Time of Delivery]

Purchase Price by Underwriters:

      % of the principal amount of the Debt Securities, plus accrued interest from                      to the Time of Delivery [and accrued amortization, if any, from                      to the Time of Delivery]

Indenture:

Indenture, dated                     ,          , between the Company and                     , as Trustee

Maturity:

Interest Rate:

[      %] [Zero Coupon]

Interest Payment Dates:

[months and dates]

Regular Record Dates:

[months and dates]

Redemption Provisions:

[No provisions for redemption]

[The Debt Securities may be redeemed in whole or in part at the option of the Company, in the amount of $                     or an integral multiple thereof, [on or after                     , at the following redemption prices (expressed in percentages of principal amount).  If redeemed during the 12-month period beginning

YEAR  REDEMPTION PRICE

and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling in or after                     ,                     , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

Sinking Fund Provisions:

[No sinking fund provisions]

[The Debt Securities are entitled to the benefit of a sinking fund to retire $               principal amount of Debt Securities on                      in each of the years through at 100% of their principal amount plus accrued interest] [, together with [cumulative] [non- cumulative] redemptions at the option of the Company to retire an additional $                 principal amount of Debt Securities in the years through at 100% of their principal amount plus accrued interest].

WARRANTS

Warrant Exercise Price:

Principal Amount of Debt Securities Issuable on Exercise of One Warrant:

Date after which Warrants are Exercisable:

Expiration Date:

Detachable Date:

Bearer or Registered

III-2

MISCELLANEOUS

Time of Delivery:

Closing Location:

Type of Funds:

[Other Terms]*:

*                                         A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer’s understanding of the transaction contemplated.  Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

III-3

SCHEDULE III

ISSUER FREE WRITING PROSPECTUSES

III-4